                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 28, 1998

BA Mortgage Securities, Inc. (as depositor under a Pooling and Servicing Agreement dated as of April 1, 1998 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-1)


                          BA Mortgage Securities, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             Delaware                    333-34225              94-324470
   (STATE OR OTHER JURISDICTION         (COMMISSION)          (I.R.S. EMPLOYER
        OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)



   345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA 94104
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 622-3676



          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index Located on Page 2

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.        Other Events.

               The tables and materials filed separately under Cover of Form SE in accordance with Rule 311 of Regulation S-T were prepared by Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions (as described in the Registrant's Prospectus Supplement dated April 22, 1998 relating to its Mortgage Pass-Through Certificates, Series 1998-1). Accordingly, such tables and other materials may not be relevant or appropriate for investors other than those specifically requesting them.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits

                                                                                  Sequentially
                                                                                      Numbered
Exhibit                                                                                Exhibit
Number                                                                                    Page
               The following Exhibit is filed separately under cover of Form SE in accordance with Rule 311 of Regulation S-T.

99.1 Certain computational materials prepared by the Underwriter in connection with Registrant's Mortgage Pass-Through
               Certificates, Series 1998-1

                                   SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         BA MORTGAGE SECURITIES, INC.



                                         By:   /s/ Shaun M. Maguire
                                              ----------------------------------
                                              Name:    Shaun M. Maguire
                                              Title:   Senior Vice President


Dated:  April 28, 1998